SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: April 29, 2002



                                 VSAT.NET, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


NEVADA                        000-32223                65-1049253
- ----------------           -------------            ------------
(State or other               (Commission              (IRS Employer
jurisdiction of               File Number)             Identification No.
incorporation)                                          pre-merger)




                               CIK No. 0001129016

                 465 Ocean Drive, #224, Miami Beach, FL     33139
                 ------------------------------------------------------
                 (Address of principal Executive Offices     Zip Code)

Registrant's telephone number, including area code: (305)674-4412

ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

               None.

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

               None.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

               None.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               AJ. Robbins, P.C., formerly auditors for the Company, was dissmissed as auditor on April 29, 2002. Michael Johnson & Co., LLC were engaged as auditors for Company on April 29, 2002.

               The Change of Accountants was approved by the Board of Directors. No audit committee exists other than the members of the Board of Directors.

               In connection with audit of the period ended October 31, 2000. and through the date of termination of the accountants, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with his report to the subject of the disagreement(s).

               The audit report by AJ. Robbins, P.C.for the period inception to October 31, 2000, contained an opinion which included a
               paragraph discussing   uncertainties  related  to   continuation
               of the Registrant as a going concern. Otherwise, the audit report by AJ. Robbins, P.C.for the period inception to October 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

ITEM 5.    OTHER EVENTS

               None.


ITEM 6.    RESIGNATION AND APPOINTMENT OF OFFICERS AND DIRECTORS

               None.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        Financial Statements -

               None


        Exhibits -

               23.1
               23.2
               16.1

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 29, 2002                              VSAT.NET, Inc.


                                                  /s/Scott Deitler
                                                  ---------------------------
                                                  Scott Deitler, President

                                     EX-23.1
                               AJ. Robbins, P.C.
                          Certified Public Accountants
                             3033 E. 1st Ave., #201
                                Denver, CO 80206
                            Telephone: (303) 321-1281
                               Fax: (303) 321-1288


Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Re: VSAT.NET, INC.
    Commission File # 000-32223

Gentlemen:

    We have read Item 4 included in the Form 8K of VSAT.NET, INC. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.





                                         /s/AJ. Robbins, P.C.
                                        -----------------------------------
                                            AJ. Robbins, P.C.
Denver, Colorado
April 29, 2002

                           EX-23.2

                           MICHAEL JOHNSON & CO., LLC
                          Certified Public Accountants
                        9175 East Kenyon Ave., Suite 100
                             Denver, Colorado 80237
                             Telephone 303/796/0099
                                Fax 303/796/0137


Securities and Exchange Commision
450 5th Street, N.W.
Washington, D.C. 20549

Re: VSAT.NET, INC.
    Commission File # 000-32223

Gentlemen:

     We have read and agree with the comments in Item 4 of the For 8-K of VSAT.Net, Inc. dated April 29, 2002.




                                      /s/ Michael Johnson & Co., LLC
                                        ---------------------------------------
                                          Michael Johnson & Co., LLC

Denver, Colorado
April 29, 2002

                                    EX-16.1
                        Resignation of AJ. Robbins, P.C.


March 7, 2002

AJ. Robbins, P.C.
Certified Public Accountants
3033 E. 1st Ave., #201
Denver, CO 80206
Telephone: (303) 321-1281
Fax: (303) 321-1288

VSAT.NET, INC.
Scott Deitler

Telephone:(305)674-4412
Dear Mr. Deitler:

This is to confirm that the client-auditor relationship between VSAT.NET, Inc. (Commission File Number 000-32223) and AJ. Robbins, P.C. has ceased as of April 29, 2002.

Sincerely,

/s/AJ.Robbins, P.C.
-----------------------------------
   AJ. Robbins, P.C.

cc: Office of the Chief Accountant
    SECPS Letter File
    Securities and Exchange Commission